UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BlackRock, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 30, 2013

BLACKROCK, INC.
Meeting Information
	Date: May 30, 2013	Time: 8:00 a.m. ET
	Meeting Type:	Annual Meeting
	For holders as of:	April 3, 2013
	Location:	New York Palace Hotel 455 Madison Avenue New York, New York 10022
You are receiving this communication because you hold shares in the company named above.
BLACKROCK, INC. 55 EAST 52ND STREET NEW YORK, NY 10055

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Locate the information on the following page that is printed in the box marked by the arrow and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents and materials for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information on the following page that is printed in the box marked by the arrow in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for access to directions to the annual meeting. To be admitted to the annual meeting, you or your duly appointed legal proxy must bring a form of government-issued photo identification and, if the shares owned are held in the name of a bank, broker or other holder of record, you or your representative must bring proof of stock ownership as of the close of business on April 3, 2013 and, if applicable, that your representative is authorized to act as your legal proxy. Please review the proxy materials for additional information. If you would like to vote the shares at the meeting, you will need to request a ballot upon arrival.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have available the information located on the following page that is printed in the box marked by the arrow and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals

1.	Election of Directors

Nominees:
1a. Abdlatif Yousef Al-Hamad 1b. Mathis Cabiallavetta 1c. Dennis D. Dammerman 1d. Jessica P. Einhorn 1e. Fabrizio Freda 1f. David H. Komansky 1g. James E. Rohr 1h. Susan L. Wagner
2.	Approval, in a non-binding vote, of the compensation of the named executive officers, as disclosed and discussed in the Proxy Statement.
3.	Ratification of the appointment of Deloitte & Touche LLP as BlackRock’s independent registered public accounting firm for fiscal year 2013.

M56352-P34083

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